                                                                      Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1997 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 25th day of September, 1997.


                                                     /s/ Alexander S. Kuli
                                          _____________________________________
                                                           Signature


                                                      Alexander S. Kuli
                                          _____________________________________
                                                         Printed Name


                                          _____________________________________
                                                           Witness

STATE OF          Arizona   )
                            ) ss.
County of         Maricopa  )

         On this 25th day of September, 1997, before me, the undersigned Notary Public, personally appeared Alexander S. Kuli, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/  Joni K. Summers
                                           ____________________________________
                                                           Notary Public
My commission expires:

         March 30, 2000

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1997 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 24th day of September, 1997.


                                                       /s/ J. David Parrish
                                           ____________________________________
                                                            Signature


                                                        J. David Parrish
                                           ____________________________________
                                                          Printed Name


                                           ____________________________________
                                                            Witness

STATE OF          Arizona   )
                            ) ss.
County of         Maricopa  )

         On this 24th day of September, 1997, before me, the undersigned Notary Public, personally appeared J. David Parrish, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                         /s/ Joni K. Summers
                                              _________________________________
                                                              Notary Public
My commission expires:

         March 30, 2000

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1997 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 22nd day of September, 1997.


                                                        /s/ Arthur C. Patterson
                                               ________________________________
                                                                Signature


                                                         Arthur C. Patterson
                                               ________________________________
                                                              Printed Name


                                               ________________________________
                                                                Witness

STATE OF          California      )
                                  ) ss.
County of       San Francisco     )

         On this 22nd day of September, 1997, before me, the undersigned Notary Public, personally appeared Arthur C. Patterson, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   /s/ Judith Maurer
                                       _______________________________________
                                                      Notary Public
My commission expires:

         8-2-99